Exhibit 99.906 CERT

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Mebane Faber, the President of Cambria ETF Trust (the “Registrant”), with respect to the Registrant’s Form N-CSR for the period ended October 31, 2021, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: January 7, 2022

/s/ Mebane Faber
Mebane Faber
President

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Ryan Johanson, the President of Cambria ETF Trust (the “Registrant”), with respect to the Registrant’s Form N-CSR for the period ended October 31, 2021, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: January 7, 2022

/s/ Ryan Johanson
Ryan Johanson
Principal Financial Officer